                                                                    EXHIBIT 99.1

                         FORM OF LETTER OF TRANSMITTAL

                         INSIGHT HEALTH SERVICES CORP.

                                     OFFER FOR
           ALL OUTSTANDING 9 5/8% SENIOR SUBORDINATED NOTES DUE 2008
                                IN EXCHANGE FOR
               9 5/8% SERIES B SENIOR SUBORDINATED NOTES DUE 2008
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED
            PURSUANT TO THE PROSPECTUS, DATED                 , 1998

 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON
            , 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERED SECURITIES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.

                             THE EXCHANGE AGENT IS:

                      STATE STREET BANK AND TRUST COMPANY

      BY REGISTERED OR CERTIFIED MAIL:                BY HAND OR OVERNIGHT DELIVERY:
     State Street Bank and Trust Company            State Street Bank and Trust Company
            Corporate Trust Dept.                         Two International Place
                 PO Box 778                          Corporate Trust Window, 4th Floor
         Boston, Massachusetts 02102                    Boston, Massachusetts 02110
             Attn: Kellie Mullen                            Attn: Kellie Mullen

                                 BY FACSIMILE:

                        (for Eligible Institutions Only)

                      State Street Bank and Trust Company

                                 CONFIRM BY FAX

                        Attn: Corporate Trust Operations

                                 (617) 664-5290

                             CONFIRM BY TELEPHONE:

                                 (617) 664-5587

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    The undersigned acknowledges that he or she has received and reviewed the
Prospectus dated            , 1998 (the "Prospectus") of InSight Health Services
Corp. (the "Issuer") and this Letter of Transmittal (the "Letter"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $100,000,000 of 9 5/8% Series B Senior Subordinated Notes Due 2008 (the "Exchange Notes") of the Issuer, which have been registered under the Securities Act of 1933, as amended, for a like principal amount of the Issuer's issued and outstanding 9 5/8% Senior Subordinated

Notes Due 2008 (the "Outstanding Notes" and, with the Exchange Notes, the "Notes"). Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

    For each Outstanding Note accepted for exchange and not validly withdrawn, the holder of such Outstanding Note will receive an Exchange Note having a principal amount equal to that of the surrendered Outstanding Note. If the Exchange Offer has not been consummated on or prior to December 9, 1998 or a shelf registration statement is not declared effective when required, then the Issuer will pay liquidated damages to each Holder of Outstanding Notes for the first 90 days following such date in an amount equal to $.05 per week per $1,000 principal amount of Outstanding Notes held by such Holder. The amount of liquidated damages will increase by an additional $.05 per week per $1,000 principal amount of Outstanding Notes at the beginning of each subsequent 90-day period until the Exchange Offer is consummated or the shelf registration is declared effective, up to a maximum amount of liquidated damages of $.30 per week per $1000 principal amount of Outstanding Notes.

    The Exchange Notes will bear interest from the last interest payment date of the Outstanding Notes to occur prior to the issue date of the Exchange Notes at the same rate and upon the same terms as the Outstanding Notes. Holders whose Outstanding Notes are accepted for exchange will not receive interest on such Outstanding Notes for any period subsequent to the last interest payment date of the Outstanding Notes to occur prior to the issue date of the Exchange Notes or, if no such interest has been paid, from June 12, 1998, and will be deemed to have waived the right to receive any payment in respect of interest on the Outstanding Notes accrued from and after such date.

    Pursuant to the Registration Rights Agreement, dated as of June 12, 1998, by and among the Issuer, the Subsidiary Guarantors and the Initial Purchasers (the "Registration Rights Agreement"), the Issuer has agreed to keep the Exchange Offer open for not less than 30 days and not more than 45 days after the date notice thereof is mailed to the holders of the Outstanding Notes (or longer if required by applicable law). The Issuer shall notify the holders of the Outstanding Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M. New York City time, on the next business day after the previously scheduled Expiration Date, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended.

    The Exchange Offer is not conditioned upon any minimum principal amount of Outstanding Notes being tendered for exchange. However, the Exchange Offer is subject to certain conditions. Please see the Prospectus under the section entitled "Exchange Offer--Certain Conditions to the Exchange Offer."

    The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, holders of Outstanding Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

    This Letter is to be completed by a holder of Outstanding Notes either if certificates are to be forwarded herewith or if a tender of certificates for Outstanding Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the section entitled "Exchange Offer--Procedures for Tendering Outstanding Notes." Holders of Outstanding Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Outstanding Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and deliver all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, may tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus under the section entitled "Exchange Offer--Guaranteed Delivery Procedures." Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

    The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this Letter of Transmittal in its entirety.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THE
  BOX BELOW.

    List below the Outstanding Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Outstanding Notes should be listed on a separate signed schedule affixed hereto.

                        DESCRIPTION OF OUTSTANDING NOTES
                         (SEE INSTRUCTIONS 2, 3, AND 8)

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NAME(S) AND ADDRESS(ES) OF REGISTERED     CERTIFICATE(S) TENDERED PURSUANT TO THIS LETTER
HOLDER(S) OR CEDE & CO. PARTICIPANT(S)         (ATTACH ADDITIONAL LIST, IF NECESSARY)
-------------------------------------------------------------------------------------------
                                            TITLE OF         AGGREGATE         PRINCIPAL
                                         SECURITIES AND      PRINCIPAL         AMOUNT OF
                                          CERTIFICATE        AMOUNT OF        OUTSTANDING
                                          NUMBER(S)(1)      OUTSTANDING          NOTES
                                                               NOTES          TENDERED(2)
                                                                              (Must be in
                                                                            denominations of
                                                                            principal amount
                                                                              of $1,000 or
                                                                                integral
                                                                               multiples
                                                                                thereof)

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

(1) Certificate numbers not required if Outstanding Notes are being tendered by book-entry transfer.

(2) Unless otherwise indicated, a holder will be deemed to have tendered ALL of the Outstanding Notes represented in column 2.

/ /  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: _________________________________________________
Account Number: ________________________________________________________________
Transaction Code Number: _______________________________________________________

/ /  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s): _______________________________________________
Window Ticket Number (if any): _________________________________________________
Date of Execution of Notice of Guaranteed Delivery: ____________________________ Name of Institution which guaranteed delivery: _________________________________

If delivered by Book-Entry Transfer, complete the following:

Account Number: ________________________________________________________________
Transaction Code Number: _______________________________________________________

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: __________________________________________________________________________
Address: _______________________________________________________________________

    You are entitled to as many copies as you may reasonably request. If you need more than 10 copies, please so indicate by noting the number of copies
required below:       .

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of Outstanding Notes indicated above. The undersigned has completed, executed and delivered this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby transfers to, or upon the order of, the Issuer all right, title and interest in and to such Outstanding Notes as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Outstanding Notes with full power of substitution to (i) deliver certificates for such Outstanding Notes to the Issuer and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, (ii) present such Outstanding Notes for transfer on the books of the Issuer and (iii) receive for the account of the Issuer all benefits and otherwise exercise all rights of the beneficial ownership of such Outstanding Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable from and after the Expiration Date and coupled with an interest.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender and transfer the Outstanding Notes tendered hereby and that the Issuer will acquire such Outstanding Notes free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuer. The undersigned hereby further represents that (i) any Exchange Notes acquired in exchange for Outstanding Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, (ii) neither the holder of such Outstanding Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and (iii) neither the holder of such Outstanding Notes nor any such other person is an "affiliate," as described in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Issuer.

    The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "Commission"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder's business and such holders have no arrangement or understanding with any person to participate in the distribution of such Exchange Notes. However, the undersigned acknowledges that the Issuer has not sought its own no-action letter and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in such other circumstances.

    If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes and that it has no arrangement or understanding with respect to the distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it represents that the Outstanding Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the assignment, transfer and sale of the Outstanding Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter or in the Prospectus under the section entitled "Exchange Offer--Withdrawal Rights."

    For the purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Outstanding Notes when, as and if the Issuer has given oral and written notice thereof to the Exchange Agent.

    If any tendered Outstanding Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Outstanding Notes will be returned (or, in the case of Outstanding Notes tendered by book-entry transfer through the Book-Entry Transfer Facility, will be promptly credited to an account maintained at the Book-Entry Transfer Facility), without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under the "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

    The undersigned understands that tenders of Outstanding Notes pursuant to the procedures described in the Prospectus under the section entitled "Exchange Offer--Procedures for Tendering Outstanding Notes" and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

    Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) in the name(s) of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Outstanding Notes." In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange in the name(s) of, and return any certificates for Outstanding Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Issuer has no obligations pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Outstanding Notes from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Outstanding Notes so tendered.

    THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX ABOVE.

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

    To be completed ONLY if certificates for Outstanding Notes not exchanged and/or Exchange Notes are to be issued in the name of someone other than the person or person(s) whose signature(s) appear(s) on this Letter below, or if Outstanding Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue: Exchange Notes and/or Outstanding Notes to:

Name: __________________________________________________________________________
                             (Please Type or Print)

Name: __________________________________________________________________________
                             (Please Type or Print)

Address: _______________________________________________________________________

Employer Identification or Social Security Number: _____________________________ (Complete Substitute Form W-9)

/ / Credit non-accepted Outstanding Notes delivered by book-entry transfer to the following Book-Entry Transfer Facility account:

________________________________________________________________________________
          (Book-entry Transfer Facility Account Number, if applicable)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

    To be completed ONLY if certificates for Outstanding Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter below or to such person or persons at an address other than shown in the box entitled "Description of Outstanding Notes" on this Letter above.

Mail: Exchange Notes and/or Outstanding Notes to:

Name: __________________________________________________________________________
                             (Please Type or Print)

Name: __________________________________________________________________________
                             (Please Type or Print)

Address: _______________________________________________________________________

 IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE (TOGETHER WITH THE CERTIFICATES FOR OUTSTANDING NOTES OR A BOOK-ENTRY CONFIRMATION AND ANY OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M. NEW YORK CITY TIME, ON THE EXPIRATION DATE.

            PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                        BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

    I hereby TENDER the Outstanding Notes described above in the box entitled "Description of Outstanding Notes" pursuant to the terms of the Exchange Offer.

X____________________________________  ___________________________________, 1998

X____________________________________  ___________________________________, 1998

X____________________________________  ___________________________________, 1998
          Signature(s) of Owner(s)                                 Date

Area Code and Telephone Number: ________________________________________________

    If a holder is tendering any Outstanding Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Outstanding Notes or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

Name(s): _______________________________________________________________________
                             (Please Type or Print)

Name:(s): ______________________________________________________________________
                             (Please Type or Print)

Capacity: ______________________________________________________________________

Address: _______________________________________________________________________
                               (Include Zip Code)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 4)

Signature(s) Guaranteed by an Eligible Institution:

________________________________________________________________________________
                             (Authorized Signature)

________________________________________________________________________________
                                    (Title)

________________________________________________________________________________
                                 (Name of Firm)

________________________________________________________________________________
                        (Area Code and Telephone Number)

Dated: ___________________________________________________________________, 1998

                           IMPORTANT TAX INFORMATION

    Under U.S. federal income tax laws, a registered holder of Notes is required to provide the Trustee (as defined in the Prospectus) (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her U.S. social security number. If the Trustee is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made to such holder with respect to Notes may be subject to backup withholding.

    Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Trustee a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. A Form W-8 can be obtained from the Trustee.

    If backup withholding applies, the Trustee is required to withhold 31% of any payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments made with respect to Notes, the holder is required to provide the Trustee with: (i) the holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (A) such holder is exempt from backup withholding, (B) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; and (ii) if applicable, an adequate basis for exemption.

            PAYOR'S NAME: STATE STREET BANK AND TRUST COMPANY, N.A.

-----------------------------------------------------------------------------------------
SUBSTITUTE                     Part I--PLEASE PROVIDE
FORM W-9                       YOUR TIN IN THE BOX AT
Department of the Treasury     RIGHT AND CERTIFY BY            -------------------
Internal Revenue Service       SIGNING AND DATING             Social Security Number
Payor's Request for Taxpayer   BELOW.                         OR -------------------
Identification Number (TIN)                               Employer Identification Number
                               ----------------------------------------------------------
CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and
(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (the
    "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                PART II--AWAITING         PART III--EXEMPT / /
                                     TIN / /

CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

Signature _______________________________    Date ______________________________

Please fill out your name and address below:

________________________________________________________________________________
Name

________________________________________________________________________________
Address (Number and street)

________________________________________________________________________________
City, State and Zip Code

    NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND THE SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART II OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor by the time of payment, 31% of all reportable payments made to me will be withheld until I provide a number and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.
 Signature ________________________________________    Date ___________________

 IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE (TOGETHER WITH THE CERTIFICATES FOR OUTSTANDING NOTES OR A BOOK-ENTRY CONFIRMATION AND ANY OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M. NEW YORK CITY TIME, ON THE EXPIRATION DATE.

            PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                        BEFORE COMPLETING ANY BOX ABOVE.

This letter must be used to forward, and must accompany, all certificates for Outstanding Notes tendered pursuant to the Exchange Offer.

             INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER AND CERTIFICATES.

    This letter is to be completed by holders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under the section entitled "Exchange Offer--Book-Entry Transfer." Certificates for all physically tendered Outstanding Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Notes tendered hereby must be in denominations of $1,000 or integral multiples thereof.

    The method of delivery of this Letter, the Outstanding Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received and confirmed by the Exchange Agent. If Outstanding Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. No Letters or Outstanding Notes should be sent to the Issuer.

    Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available, (ii) cannot deliver their Outstanding Notes, this Letter or any other documents required hereby to the Exchange Agent prior to the Expiration Date or (iii) cannot comply with the procedures for book-entry tender on a timely basis must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery or facsimile transmission (immediately followed by mail or hand delivery)) setting forth the name and address of the holder, the certificate number(s) of such Outstanding Notes (except in the case of book-entry tenders) and the principal amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, this Letter (or a facsimile hereof) together with the certificate(s) representing the Outstanding Notes (except in the case of book-entry tenders) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter (or facsimile hereof), as well as all other documents required by this Letter and the certificate(s) representing all tendered Outstanding Notes in proper form for transfer or a Book-Entry Confirmation with respect to such Outstanding Notes, must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under the section entitled "Exchange Offer--Guaranteed Delivery Procedures." Any holder who wishes to tender his Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the

Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Outstanding Notes according to the guaranteed delivery procedures set forth above. As used in this Letter, "Eligible Institution" shall mean a firm which is a member of a registered securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or which is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

    All questions as to the validity, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter, as soon as practicable following the Expiration Date.

See the section entitled "Exchange Offer" in the Prospectus.

2. TENDER BY HOLDER.

    Only a holder of Outstanding Notes may tender such Outstanding Notes in the Exchange Offer. Any beneficial owner whose Outstanding Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered holder promptly and instruct such registered holder to tender on behalf of such beneficial owner. If such beneficial owner wishes to tender on such owner's own behalf, such owner must, prior to completing and executing this Letter and delivering such owner's Outstanding Notes, either make appropriate arrangements to register ownership of the Outstanding Notes in such owner's name or obtain a properly completed bond power from the registered holder. The transfer of registered ownership may take considerable time.

3. PARTIAL TENDERS AND WITHDRAWALS.

    Tenders of Outstanding Notes will be accepted only in denominations of $1,000 or integral multiples thereof. If less than all of a holder's Outstanding Notes are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Outstanding Notes to be tendered in the box above entitled "Description of Outstanding Notes--Principal Amount of Outstanding Notes Tendered." A reissued certificate representing the balance of nontendered Outstanding Notes will be sent to such tendering holder (except in the case of book-entry tenders), unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

    Any holder who has tendered Outstanding Notes may withdraw the tender by delivering written notice of withdrawal to the Issuer prior to 5:00 p.m., New York City time, on the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at its address set forth on the first page of this Letter. Any such notice of withdrawal must (i) specify the name of the person having deposited the Outstanding Notes to be withdrawn (the "Depositor"); (ii) identify the Outstanding Notes to be withdrawn (including the certificate number or numbers and principal amount of such Outstanding Notes (except in the case of book-entry tenders)); (iii) be signed by the holder in the same manner as the original signature on this Letter by which such Outstanding Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee (as defined in the Prospectus) register the transfer of such Outstanding Notes into the name of the person withdrawing the tender, and (iv) specify the name in which any such Outstanding Notes are to be registered, if different from that of the Depositor. If Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, the name of the registered holder and the certificate numbers of the particular Outstanding Notes withdrawn must also be furnished to the Exchange Agent as aforesaid prior to the physical release of the withdrawn Outstanding Notes. If the Outstanding Notes have been tendered pursuant to the procedures for book-entry tender set forth in the Prospectus, a notice of withdrawal must specify, in lieu of certificate numbers, the name and account number at the Book-Entry Transfer Facility to be credited with the withdrawn Outstanding Notes. Outstanding Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer; provided, however, that withdrawn Outstanding Notes may be retendered by again following one of the procedures herein at any time prior to 5:00 p.m., New York City time, on the Expiration Date. All questions as to the validity, form and eligibility (including time of receipt) of notice of withdrawal will be determined by the Issuer, whose determinations will be final and binding on all parties. Neither the Issuer, the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. See the section entitled "Exchange Offer--Withdrawal Rights" in the Prospectus.

4. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURE.

    If this Letter is signed by the registered holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates (if applicable) without any change whatsoever.

    If any tendered Outstanding Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

    If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

    When this Letter is signed by the registered holder or holders of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Outstanding Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required.

    If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder(s) appear(s) on the certificate(s).

    If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted.

    Endorsements on certificates for Outstanding Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

    Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Outstanding Notes are tendered: (i) by a registered holder of such Outstanding Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Outstanding Notes) who has not completed the box entitled "Special Issuance Instructions" on this Letter or
(ii) for the account of an Eligible Institution.

5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

    Tendering holders of Outstanding Notes should indicate in the applicable box the name and address in or to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Outstanding Notes not exchanged are to be issued or sent, if different from the name or address of the Person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name or address of the person signing this Letter.

6. WAIVER OF CONDITIONS.

    Subject to the terms and conditions set forth in the Prospectus, the Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7. NO CONDITIONAL TENDERS.

    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

    Neither the Issuer, the Exchange Agent nor any other person is obligated to give notice of defects or irregularities with respect to any tender of Outstanding Notes, nor shall any of them incur any liability for failure to give any such notice.

8. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES.

    Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES.

    Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address indicated on the first page of this Letter.